Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations and cash distributions from DIRECTV classified as investing activities minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends on common and preferred shares. Free cash flow dividend payout ratio is defined as the percentage of dividends paid on common and preferred shares to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and from our continued economic interest in the U.S. video operations as part of our DIRECTV equity method investment, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Net cash provided by operating activities[1]	$9,866	$12,123	$30,703	$33,048
Add: Distributions from DIRECTV classified as investing activities	—	—	—	—
Less: Capital expenditures	(4,704)	(3,851)	(12,696)	(13,283)
Free Cash Flow	5,162	8,272	18,007	19,765

Less: Dividends paid	(3,748)	(3,741)	(11,319)	(11,215)
Free Cash Flow after Dividends	$1,414	$4,531	$6,688	$8,550
Free Cash Flow Dividend Payout Ratio	72.6%	45.2%	62.9%	56.7%
[1] Includes distributions from DIRECTV of $130 in the third quarter and for the nine months ended September 30, 2021.

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Capital Expenditures	$(4,704)	$(3,851)	$(12,696)	$(13,283)
Cash paid for vendor financing	(1,019)	(611)	(4,013)	(1,965)
Cash paid for Capital Investment	$(5,723)	$(4,462)	$(16,709)	$(15,248)
FirstNet reimbursement	—	(64)	—	(143)
Gross Capital Investment	$(5,723)	$(4,526)	$(16,709)	$(15,391)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP.

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Net Income	$6,273	$3,168	$16,089	$9,694
Additions:
Income Tax Expense	1,539	766	4,412	3,003
Interest Expense	1,667	1,972	5,221	6,031
Equity in Net (Income) Loss of Affiliates	(91)	(5)	(184)	11
Other (Income) Expense - Net	(2,279)	231	(7,499)	(1,589)
Depreciation and amortization	5,619	7,030	17,189	21,537
EBITDA	12,728	13,162	35,228	38,687
Merger costs	130	38	167	431
Employee separation costs and benefit-related (gain) loss	—	40	57	924
Impairments	161	73	$4,716	2,515
Gain on spectrum transaction	—	—	—	(900)
Adjusted EBITDA [1]	$13,019	$13,313	$40,168	$41,657
[1] See page 5 for additional discussion and reconciliation of adjusted items.

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Communications Segment
Operating Contribution	$7,123	$7,064	$21,828	$21,953
Additions:
Depreciation and amortization	4,114	4,068	12,253	12,154
EBITDA	11,237	11,132	34,081	34,107

Total Operating Revenues	28,218	27,195	84,524	80,479

Operating Income Margin	25.2%	26.0%	25.8%	27.3%
EBITDA Margin	39.8%	40.9%	40.3%	42.4%
Mobility
Operating Contribution	$5,955	$5,691	$17,959	$17,284
Additions:
Depreciation and amortization	2,035	2,021	6,072	6,078
EBITDA	7,990	7,712	24,031	23,362

Total Operating Revenues	19,138	17,894	57,108	52,445
Service Revenues	14,527	13,883	42,921	41,520

Operating Income Margin	31.1%	31.8%	31.4%	33.0%
EBITDA Margin	41.7%	43.1%	42.1%	44.5%
EBITDA Service Margin	55.0%	55.5%	56.0%	56.3%
Business Wireline
Operating Contribution	$985	$1,184	$3,093	$3,567
Additions:
Depreciation and amortization	1,304	1,313	3,875	3,900
EBITDA	2,289	2,497	6,968	7,467

Total Operating Revenues	5,938	6,261	18,036	18,832

Operating Income Margin	16.6%	18.9%	17.1%	18.9%
EBITDA Margin	38.5%	39.9%	38.6%	39.7%
Consumer Wireline
Operating Contribution	$183	$189	$776	$1,102
Additions:
Depreciation and amortization	775	734	2,306	2,176
EBITDA	958	923	3,082	3,278

Total Operating Revenues	3,142	3,040	9,380	9,202

Operating Income Margin	5.8%	6.2%	8.3%	12.0%
EBITDA Margin	30.5%	30.4%	32.9%	35.6%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
WarnerMedia Segment
Operating Contribution	$1,935	$1,755	$5,704	$5,681
Additions:
Equity in Net (Income) of Affiliates	73	(12)	(44)	(31)
Depreciation and amortization	163	169	491	494
EBITDA	2,171	1,912	6,151	6,144

Total Operating Revenues	8,442	7,395	25,759	21,888

Operating Income Margin	23.8%	23.6%	22.0%	25.8%
EBITDA Margin	25.7%	25.9%	23.9%	28.1%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Latin America Segment
Operating Contribution	$(25)	$(177)	$(350)	$(562)
Additions:
Equity in Net (Income) of Affiliates	(9)	(14)	(7)	(26)
Depreciation and amortization	157	250	683	773
EBITDA	123	59	326	185

Total Operating Revenues	1,480	1,396	4,291	4,218

Operating Income Margin	-2.3%	-13.7%	-8.3%	-13.9%
EBITDA Margin	8.3%	4.2%	7.6%	4.4%
Vrio
Operating Contribution	$105	$(34)	$43	$(101)
Additions:
Equity in Net (Income) of Affiliates	(9)	(14)	(7)	(26)
Depreciation and amortization	—	126	231	400
EBITDA	96	78	267	273

Total Operating Revenues	756	753	2,248	2,392

Operating Income Margin	12.7%	-6.4%	1.6%	-5.3%
EBITDA Margin	12.7%	10.4%	11.9%	11.4%
Mexico
Operating Contribution	$(130)	$(143)	$(393)	$(461)
Additions:
Equity in Net (Income) Loss of Affiliates	—	—	—	—
Depreciation and amortization	157	124	452	373
EBITDA	27	(19)	59	(88)

Total Operating Revenues	724	643	2,043	1,826

Operating Income Margin	-18.0%	-22.2%	-19.2%	-25.2%
EBITDA Margin	3.7%	-3.0%	2.9%	-4.8%

Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, including items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Operating Expenses
Merger costs	$130	$38	$167	$431
Employee separation costs and benefit-related (gain) loss[1]	—	40	57	924
Assets impairments and abandonment	161	73	4,716	2,515
Gain (loss) on spectrum transaction	—	—	—	(900)
Adjustments to Operations and Support Expenses	291	151	4,940	2,970
Amortization of intangible assets	1,012	1,921	3,212	6,122
Adjustments to Operating Expenses	1,303	2,072	8,152	9,092
Other
DIRECTV intangible amortization (proportionate share)	392	—	392	—
(Gain) loss on sale of assets	(768)	—	(832)	—
Debt redemption, impairments and other	68	1,263	213	1,670
Actuarial (gain) loss	(374)	63	(3,021)	63
Employee benefit-related (gain) loss[1]	—	(64)	—	(22)
Adjustments to Income Before Income Taxes	621	3,334	4,904	10,803
Tax impact of adjustments	72	648	620	1,791
Tax-related items	123	—	241	—
Impairment attributable to noncontrolling interest	—	—	81	105
Adjustments to Net Income	$426	$2,686	$3,962	$8,907
[1] Mark-to-market gains and losses on benefit-related investments were adjusted in 2020 reflecting more significant market volatility and uncertainty experienced as a result of the onset of the COVID-19 pandemic. Benefit-related investment gains (losses) were $(3) and $256 in the third quarter and for the first nine months of 2021 and $123 and $125 in the third quarter and for the first nine months of 2020.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense, certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs, actuarial gains and losses, significant abandonments and impairment, severance and other material gains and losses. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, and Adjusted EBITDA Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Operating Income	$7,109	$6,132	$18,039	$17,150
Adjustments to Operating Expenses	1,303	2,072	8,152	9,092
Adjusted Operating Income	8,412	8,204	26,191	26,242

EBITDA	12,728	13,162	35,228	38,687
Adjustments to Operations and Support Expenses	291	151	4,940	2,970
Adjusted EBITDA	13,019	13,313	40,168	41,657

Total Operating Revenues	39,922	42,340	127,906	126,069

Operating Income Margin	17.8%	14.5%	14.1%	13.6%
Adjusted Operating Income Margin	21.1%	19.4%	20.5%	20.8%
Adjusted EBITDA Margin	32.6%	31.4%	31.4%	33.0%

Adjusted Diluted EPS
	Third Quarter		Nine-Month Period
	2021	2020	2021	2020
Diluted Earnings Per Share (EPS)	$0.82	$0.39	$2.07	$1.19
Amortization of intangible assets	0.11	0.22	0.35	0.68
DIRECTV intangible amortization (proportionate share)	0.04	—	0.04	—
Impairments	0.02	0.01	0.54	0.35
(Gain) loss on sale of assets	(0.08)	—	(0.09)	—
Actuarial (gain) loss [1]	(0.04)	0.01	(0.32)	0.01
Debt redemption and other adjustments	0.02	0.13	0.06	0.20
Tax-related items	(0.02)	—	(0.03)	—
Adjusted EPS	$0.87	$0.76	$2.62	$2.43
Year-over-year growth - Adjusted	14.5%		7.8%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,202	7,173	7,197	7,186
[1]Includes adjustments for actuarial gains or losses associated with our pension benefit plan, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded total net actuarial gain of $0.4 billion in the third quarter of 2021. As a result, adjusted EPS reflects an expected return on plan assets of $0.9 billion (based on an average expected return on plan assets of 6.75% for our pension trust), rather than the actual return on plan assets of $1.0 billion (actual pension return of 6.3%), included in the GAAP measure of income.

Net Debt to Pro Forma Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Pro Forma Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Pro Forma Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Pro Forma Adjusted EBITDA - 2021
Dollars in millions
	Three Months Ended
	Dec. 31,	March. 31	June 30,	Sept. 30,	Four Quarters
	2020 [1]	2021 [1]	2021 [1]	2021
Adjusted EBITDA	$12,889	$13,564	$13,585	$13,019	$53,057
Less: Historical Video	(710)	(1,065)	(1,364)	(418)	(3,557)
Add: WarnerMedia sale of DIRECTV advertising	565	349	372	99	1,385
Add: WarnerMedia/DIRECTV revenue share	(422)	(271)	(287)	(78)	(1,058)
Pro Forma Adjusted EBITDA	12,322	12,577	12,306	12,622	49,827
End-of-period current debt					23,755
End-of-period long-term debt					155,406
Total End-of-Period Debt					179,161
Less: Cash and Cash Equivalents					21,270
Net Debt Balance					157,891
Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio					3.17
1As reported in AT&T's Form 8-K filed January 27, 2021, April 22, 2021, July 22, 2021, and September 9, 2021.

Net Debt to Adjusted EBITDA - 2020
Dollars in millions
	Three Months Ended
	Dec. 31,	March. 31	June 30,	Sept. 30,	Four Quarters
	2019 [1]	2020 [1]	2020 [1]	2020 [1]
Adjusted EBITDA	$14,365	$14,232	$14,112	$13,313	$56,022
End-of-period current debt					5,898
End-of-period long-term debt					152,980
Total End-of-Period Debt					158,878
Less: Cash and Cash Equivalents					9,758
Net Debt Balance					149,120
Annualized Net Debt to Adjusted EBITDA Ratio					2.66
1As reported in AT&T's Form 8-K filed January 29, 2020, April 22, 2020, and July 23, 2020.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Third Quarter
	September 30, 2021				September 30, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$14,527	$—	$(12,468)	$2,059	$13,883	$—	$(11,933)	$1,950
Wireline service	—	5,765	—	5,765	—	6,079	—	6,079
Wireless equipment	4,611	—	(3,798)	813	4,011	—	(3,349)	662
Wireline equipment	—	173	—	173	—	182	—	182
Total Operating Revenues	19,138	5,938	(16,266)	8,810	17,894	6,261	(15,282)	8,873

Operating Expenses
Operations and support	11,148	3,649	(9,194)	5,603	10,182	3,764	(8,505)	5,441
EBITDA	7,990	2,289	(7,072)	3,207	7,712	2,497	(6,777)	3,432
Depreciation and amortization	2,035	1,304	(1,688)	1,651	2,021	1,313	(1,702)	1,632
Total Operating Expenses	13,183	4,953	(10,882)	7,254	12,203	5,077	(10,207)	7,073
Operating Income	5,955	985	(5,384)	1,556	5,691	1,184	(5,075)	1,800
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$5,955	$985	$(5,384)	$1,556	$5,691	$1,184	$(5,075)	$1,800
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.

Supplemental Operational Measure
	Nine-Month Period
	September 30, 2021				September 30, 2020
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$42,921	$—	$(36,868)	$6,053	$41,520	$—	$(35,736)	$5,784
Wireline service	—	17,497	—	17,497	—	18,271	—	18,271
Wireless equipment	14,187	—	(11,803)	2,384	10,925	—	(8,968)	1,957
Wireline equipment	—	539	—	539	—	561	—	561
Total Operating Revenues	57,108	18,036	(48,671)	26,473	52,445	18,832	(44,704)	26,573

Operating Expenses
Operations and support	33,077	11,068	(27,330)	16,815	29,083	11,365	(24,001)	16,447
EBITDA	24,031	6,968	(21,341)	9,658	23,362	7,467	(20,703)	10,126
Depreciation and amortization	6,072	3,875	(5,044)	4,903	6,078	3,900	(5,116)	4,862
Total Operating Expenses	39,149	14,943	(32,374)	21,718	35,161	15,265	(29,117)	21,309
Operating Income	17,959	3,093	(16,297)	4,755	17,284	3,567	(15,587)	5,264
Equity in Net Income (Loss) of Affiliates	—	—	—	—	—	—	—	—
Operating Contribution	$17,959	$3,093	$(16,297)	$4,755	$17,284	$3,567	$(15,587)	$5,264
[1]Non-business wireless reported in the Communication segment under the Mobility business unit.
Results have been recast to conform to the current period's classification.